UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): April 7, 2006 (April 3, 2006)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                   000-51255                      98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
       of incorporation)          File Number)               Identification No.)

     103 FOULK ROAD, WILMINGTON, DE                                      19803
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


                                 (302) 691-6177
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 3, 2006, Liron Edrey and Ronen Zadok were appointed as additional members of the Board of Directors of Zone 4 Play, Inc. (the "Company"), by the existing Board of Directors, filling two vacancies created as a result of the Company's Board of Directors prior resolution to increase the number of members of its Board of Directors to six. Currently, Mr. Zadok and Mr. Edrey are not expected to be named as members of any committee of the Board of Directors. Mr. Edrey is affiliated with Dave Games Invest Corporation Inc. and Mr. Zadok is affiliated with Walham Investments Group Inc. Both Dave Games Invest Corporation Inc. and Walham Investments Group Inc. were investors in the Company's offering of units completed on March 24, 2006 as reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2006 (the "Offering") and currently beneficiary owners of an aggregate 2,758,620 shares of the Company's common stock and warrants to purchase an aggregate of 2,758,620 shares of the Company's common stock.

Mr. Edery is an active partner in REGL Investment & Development Ltd., a provider of consultancy services, investment banking, and M&A activities. Mr. Edery represents global institutional and private investors, in various fields of interest with a strong focus in Israel and in Europe. Mr. Edery serves as a member of the advisory board of Pontifax LP, a leading Life Science venture capital, and as a director of CritiSense Ltd. - a leading medical devices company. Mr. Edery served as a consultant and as a representative for various world leading telecommunication and electronics industrial companies. Prior to that, Mr. Edery founded two start-up ventures. Mr. Edery holds a degree in electronics engineering from Coventry University in the UK.

Mr. Zadok is a director in New Pole Ltd. Prior to founding New Pole Mr. Zadok served as a founder, partner and Chief Financial Officer of the Ipex group in Israel which was acquired by Ness Technologies. Mr. Zadok has served in the capacity of Chief Financial Officer and director for several IT companies and Internet start-ups. Mr. Zadok Holds a B.A. in accounting and economics and an MBA in finance and accounting from Tel Aviv University.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         ZONE 4 PLAY, INC.
                                                         (Registrant)

                                                         By: /S/ Uri Levy
Date: April 7, 2006                                      ----------------
                                                         Uri Levy
                                                         Chief Financial Officer